UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: November 10, 2005 (Date of earliest event reported)
BofI Holding, Inc. (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-51201 (Commission File Number)	33-0867444 (IRS Employer Identification Number)

12777 High Bluff Drive #100, San Diego (Address of principal executive offices)		92130 (Zip Code)
858-350-6200 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 10, 2005, the Registrant issued the Press Release attached hereto as Exhibit 99 and incorporated by reference announcing its earnings for the quarter ended September 30, 2005.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) The following exhibit is filed as part of this report.

Exhibit 99 - Press Release dated November 10, 2005.

            99.1       Press Release of BofI Holding, Inc. dated November 10, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2005	BOFI HOLDING, INC. By: /s/ Gary Lewis Evans Gary Lewis Evans President & CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of BofI Holding, Inc. dated November 10, 2005